Balance Sheet - Parenthetical (USD $)	Feb. 28, 2014
Balance Sheet
Preferred Stock, Par Value	$ 0.0001
Preferred Stock, Shares Authorized	560,000,000
Preferred Stock, Shares Issued	500,135,000
Preferred Stock, Shares Outstanding	500,135,000